EXHIBIT 10.17

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SUPPLY AGREEMENT

This Supply Agreement, effective this 1st day of January, 2009 (the “Effective Date”), is between Millipore Corporation, a Massachusetts corporation having a principal place of business at 290 Concord Road, Billerica, Massachusetts 01821 (“Millipore”), and Oxford Immunotec, Ltd, an English company, with its principal place of business at, 94C Milton Park, Abingdon, Oxfordshire, OX14 4RY, UK (“Oxford”).

WITNESSETH:

WHEREAS Millipore and Oxford entered into a Supply Agreement dated September 23, 2004 (the “Prior Agreement”);

WHEREAS the Prior Agreement provided that Millipore would supply a Strip Microtiter Plate filter product (the “Product”) to Oxford for an initial period of five (5) years from the date of first shipment;

WHEREAS the parties wish to replace the Prior Agreement and enter into this new Supply Agreement for the supply of the Product beginning on the Effective Date;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

1.	PRODUCTS AND SERVICES

1.1.	Products. During the Term (as defined in Section 10.1) of this Agreement and subject to the covenants, terms and conditions set forth herein, Oxford agrees to buy, and Millipore agrees to sell, the Product (or “Products”) set forth in Exhibit A attached hereto and incorporated by reference.

1.2.	Terms and Conditions. The parties may use their standard forms in ordering, acknowledging, invoicing or shipping in relation to the Products provided hereunder, but only the terms and conditions of this Agreement, and no additional or different terms in any of such forms, shall apply to the sale or provision of such Products.

2.	PRICING

2.1.

Price; Payment Terms. Subject to the provisions of Section 2.4, for all Products purchased pursuant to this Agreement, Millipore shall invoice Oxford, and Oxford shall pay Millipore, the respective Oxford price for each Product set forth as Exhibit B attached hereto and incorporated by reference. Millipore shall invoice Oxford concurrently with each shipment of Product and Oxford will pay Millipore in full within thirty (30) days of the invoice data. An interest charge

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equal to [***]% per month ([***]% per year) will be added to invoices outstanding beyond thirty (30) days of the invoice date. In the event that Oxford’s account is overdue for a period of more than sixty (60) days or Oxford otherwise has an unsatisfactory credit or payment record, Millipore reserves the right to (a) require C.O.D. payment terms, (b) refuse to ship any order until overdue accounts are paid in full, and/or (c) withdraw any price discounts that may be applicable to any Product pursuant to this Agreement.

2.2.	Taxes. All prices set forth on Exhibit B exclusive of any applicable taxes, duties, customs, imports, levies or any other fee of any nature imposed by any federal, state or local government authority (collectively “Taxes”), which Taxes shall be payable by Oxford. In the event that Millipore is required to prepay any such Taxes, Oxford shall reimburse Millipore.

2.3.	Packaging Costs. All prices set forth on Exhibit B based upon Oxford orders in standard commercial packaging. Any Oxford requests for non-standard packaging may result in additional charges.

2.4.	Annual Price Adjustments. Commencing one year after the Effective Date of this Agreement, and at each subsequent anniversary thereof, Millipore shall be entitled to increase the price of the Products. Any such annual increases in price shall be based upon Oxford’s annual forecast (as provided in Section 3.1, hereof) and shall not exceed [***] ([***]%) percent or the UK RPIX for the preceding twelve (12) months (Retail Price Index excluding mortgage interest – see Office of National Statistics http://www.statistics.gov.uk/instantfigures.asp), whichever is greater. In the event of a price increase greater than [***]%, Millipore sha11 provide Oxford with reasonable justification for the increase. In the event of a price increase, Millipore will give Oxford at least thirty (30) days written notice prior to the effective date of such price increase. All prices shall apply to any current or future Oxford facility purchasing Products hereunder.

2.5.	Annual Sales Adjustment. In addition and without limitation to Section 2.4, the parties also shall process an annual sales adjustment. Each annual sales adjustment shall be calculated by comparing the price established in Exhibit B for Oxford’s annual forecast (as provided in Section 3.1, hereof) and the price established in Exhibit B based on Oxford’s actual (rather than forecasted) purchases in any given year.

The annual sales adjustment shall be calculated by Millipore and notified in writing to Oxford no later than thirty (30) calendar days following the end of the calendar year. The annual sales adjustment shall be accounted for by the issuance of a credit by Millipore to Oxford on the next invoice or a payment by Oxford to Millipore, not later than forty-five (45) days after the end of the calendar year, whichever is applicable.

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3.	TERMS OF SALE

3.1.	Orders. No later than November 1st of each year, Oxford shall, on an annual basis, provide Millipore with a yearly forecast in writing signed by an authorized representative of Oxford. Millipore shall acknowledge receipt of the written forecast by countersigning that document and returning a copy to Oxford.

On a quarterly basis, Oxford shall provide Millipore with a standing, binding three-month purchase order (each, an “Order”) for Products purchased under this Agreement. The first Order shall be submitted as soon as possible after the execution of this Agreement and each subsequent Order must be submitted at least two months prior to the end of the then current Order. Each Order shall, at a minimum, specify the following information: (a) the quantity and description of each Product ordered, with a minimum quantity requirement of [***] plates per order, (b) the address of the delivery site, and (c) requested delivery date(s), which delivery date(s) shall not be less than eight (8) weeks from the date of the Order. Millipore’s written acknowledgement, within ten (10) days of receipt, or commencement of the performance of any Order shall be deemed an acceptance of that Order in accordance with the terms and conditions of this Agreement. Millipore shall use commercially reasonable efforts to fulfill any orders in excess of this forecast.

3.2.	No Order Cancellation. Orders may not be cancelled under any circumstances, unless otherwise agreed in writing by the parties.

3.3.	Rescheduling of Orders. Oxford may reschedule the delivery date of any such Order at any time prior to the shipment date by providing reasonable advance written notice to Millipore, provided that the newly rescheduled delivery date is no later than thirty (30) days after the original delivery date. Millipore shall use commercially reasonable efforts to accommodate such rescheduling.

3.4.	Product Acceptance and Returns.

a)	Acceptance. Oxford shall be responsible for inspecting all Products shipped hereunder prior to acceptance, provided, however, that if Oxford shall not have given Millipore written notice of rejection within thirty (30) days following shipment to Oxford, the Products shall be deemed to have been accepted by Oxford.

b)	Return of Orders. No Products shipped under any Order hereunder may be returned unless in accordance with and subject to the limitations provided in Section 6.3 of this Agreement.

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3.5.	Product Change

a)	Minor Product Change. In the event of a change in the form, fit, function, testing or documentation of any Product, which has an impact on the Published Specifications of the Product but not constituting a Major Product Change as under 3.5 b) below, Millipore shall make best efforts to notify Oxford of such changes at least three (3) months prior to the effective date of such change (the “Effective Change Date”). Upon receipt of such notification, Oxford shall use its best efforts to obtain regulatory market approval for such change (if such approval is necessary) prior to the Effective Change Date. Millipore shall make best efforts to support Oxford’s regulatory market approval efforts by providing Oxford with necessary Product information, in Millipore’s sole discretion, which information shall be considered “Confidential Information” hereunder.

b)	Major Product Change. In the event of a change in the form, fit, function, testing or documentation of any Product, which has a material impact on the performance of the Product, Millipore shall make best efforts to notify Oxford of such changes at least six (6) months prior to the effective date of such change (the “Effective Change Date”). Notwithstanding the foregoing, on rare occasions Millipore may not be able to provide at least six (6) months advance notice due to unplanned situations, including without limitation, interruptions in Millipore’s supply chain. In such situations, Millipore shall provide as much advance notice as possible of the applicable Effective Change Date. Upon receipt of such notification, Oxford shall use its best efforts to obtain regulatory market approval for such change (if such approval is necessary) prior to the Effective Change Date. Millipore shall make best efforts to support Oxford ‘s regulatory market approval efforts by providing Oxford with necessary Product information, in Millipore’s sole discretion, which information shall be considered “Confidential Information” hereunder.

3.6.	Changes in Manufacturing Location. In the event of any changes in the manufacturing locations of any Product, Millipore shall notify Oxford of such changes prior to the effective date of such change.

3.7.	Inspection and Testing. Millipore shall inspect and test all Products prior to shipment to Oxford in accordance with Millipore’s standard quality control procedures. Millipore shall provide a Custom Certificate of Quality upon Oxford’s request.

3.8.	Right to Audit. Millipore shall, upon receiving reasonable prior notice from Oxford on mutually agreed upon date and time, permit one or more qualified technical specialist(s) from Oxford to conduct inspections and audits of Millipore’s facilities that produce the Products listed in Exhibit A during normal business hours, provided that Oxford’s representatives comply with Millipore’s visitation policies and the provisions regarding Confidentiality set forth in Section 5 herein.

3.9.	Labeling. Special packaging and labeling requests may result in extra charges.

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4.	SHIPPING AND DELIVERY

4.1.	Shipping. All shipments of Product shall be made F.O.B. Millipore’s distribution center to the site designated by Oxford in each Order. Shipments shall be made by standard shipping delivery service, with the cost of freight prepaid by Millipore and added to the applicable invoice. Oxford may, at its option, designate the shipping method and carrier of choice.

4.2.	Delivery. Millipore shall exercise commercially reasonable efforts to arrange shipments in accordance with the delivery dates set forth in an Order, provided that Millipore shall not be liable for any losses or for general, special, direct, indirect, consequential or incidental damages arising out of any delays in delivery. If Millipore is unable to meet the delivery dates set forth in an Order, Millipore shall notify Oxford of the delay promptly after it is made known to Millipore. If such failure to meet the delivery date is due to activities under the reasonable control of Millipore, Millipore shall use commercially reasonable efforts to deliver the Product to Oxford as soon as reasonably practicable at no additional expense to Oxford.

5.	CONFIDENTIALITY

5.1.	Confidential Information. Each party (a “Receiver”) shall keep confidential and secret any and all Confidential Information of the other party (a “Discloser”) that may be disclosed by or on behalf of Discloser to Receiver pursuant to this Agreement or any sale of Products or provision of value-added services hereunder. “Confidential Information” shall consist of trade secrets, know-how, proprietary information, pricing information including without limitation any pricing information relating to Millipore Products to be used by third party manufacturers or subcontractors on behalf of Oxford, formulae, processes, records, techniques, specifications, information relating to the Discloser’s or its affiliates’ past, present and future marketing and research and development activities and any other information that should reasonably be understood to be confidential that are disclosed to the Receiver by the Discloser or its affiliates, whether disclosed in writing, verbally or by any other means. Notwithstanding the foregoing, Confidential Information shall not include:

a)	Information that is now in the public domain or subsequently enters the public domain through no fault of the Receiver;

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b)	Information that is presently known or becomes known to the Receiver from its own independent sources not known to be under an obligation of confidentiality to Discloser;

c)	Information that is received by the Receiver from any third party not under any obligation to keep such information confidential; or

d)	Information independently developed by or for the Receiver by persons who did not access the Confidential Information disclosed to the Receiver under this Agreement.

5.2.	Confidentiality of Agreement. Both parties expressly agree that they shall not show this Agreement or disclose the existence, nature, terms (including pricing terms) or subject matter of this Agreement to any third party, including without limitation any third party manufacturers, subcontractors, suppliers, partners in joint ventures or otherwise, without the prior written consent of the other party. Should Oxford need to disclose Millipore’s Confidential Information to a regulatory authority, for purpose of obtaining market approval, or to one of its key suppliers in connection with the manufacture of a kit incorporating the Strip Microtiter Plate, Oxford must receive prior written consent of Millipore, which shall not be unreasonably withheld. In the case of a supplier, such consent shall be conditioned on supplier being bound by terms of confidentiality no less strict than those contained herein.

5.3.	No Duplication. A Receiver shall not duplicate any material containing the Discloser’s Confidential Information except in the direct performance of its obligations under this Agreement and after obtaining the Discloser’s permission. A Receiver shall, upon written request from the Discloser, return or destroy all copies of materials containing the Discloser’s Confidential Information upon termination of this Agreement for any reason whatsoever, provided, however, that a Receiver may retain, for its records, one confidential copy of such information for purposes of evidencing compliance with this Agreement.

5.4.	Survival of Obligations. The parties’ Obligations in this Section 5 shall survive for a period of five (5) years after the expiration, cancellation or termination of this Agreement.

6.	REPRESENTATIONS AND WARRANTIES

6.1.	Compliance with Laws. Millipore represents and warrants that the Products will comply with all applicable federal, state and local laws and regulations and that Millipore has obtained all necessary permits, licenses and certifications for providing Products hereunder.

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6.2.	Intellectual Property. Millipore represents and warrants that the Products will not infringe any patent, copyright, trademark or other proprietary rights of any third party except to the extent that the claim of infringement arises from modification of the Products by Oxford or negligent use of the Products by Oxford.

6.3.	Standard Warranty. Millipore warrants the Products will meet Millipore’s Product specifications (currently as listed in Exhibit A) when used in accordance with the applicable instructions for a period of one (1) year from the date of shipment of the Products. MILLIPORE MAKES NO OTHER WARRANTY, EXPRESSED OR IMPLIED. THERE IS NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The warranty provided herein and the data, specifications and descriptions of the Products appearing in Millipore’s published catalogues and product literature may not be altered except by express written agreement signed by an officer of Millipore.

Representations, oral or written, which are inconsistent with this warranty or such publications are not authorized and if given, should not be relied upon. In the event of a breach of the foregoing warranty, Millipore’s sole obligation shall be to repair or replace, at its option, the applicable Product or part thereof, at no charge to Oxford, provided Oxford notifies Millipore promptly of any such breach. In the event Millipore determines that it is unable to repair or replace such Product or part, Millipore shall promptly reimburse Oxford the purchase price of such defective Product or part.

MILLIPORE SHALL NOT BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, GENERAL, DIRECT, INDIRECT OR ANY OTHER DAMAGES SUSTAINED BY OXFORD OR ITS CUSTOMERS FROM THE USE OF THE PRODUCTS OR SERVICES.

Without limiting the above, Oxford understands that it is responsible to implement incoming quality control tests before the Products are incorporated into the final device and that, accordingly, Millipore shall not be responsible for any costs incurred during manufacturing (other than replacing defective Product) should the Products fail to meet specifications.

7.	INDEMNIFICATION

7.1.	Millipore Indemnity. Millipore hereby agrees to indemnify, defend and hold harmless Oxford and its affiliates from and against any liability arising out of any claim made against them involving personal injury or death of any person, or damage to any property (not including in-process commercial product of Oxford or its affiliates), directly resulting from any negligent act or omission of Millipore in the manufacture or sale of Products hereunder, but only to the proportionate extent that Millipore’s negligence contributed to such liability.

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7.2.	Indemnification Procedures. In the event that Oxford intends to claim indemnification pursuant to Section 7.1, Oxford shall promptly notify Millipore in writing of any liability in respect of which Oxford intends to claim such indemnification. Millipore shall have the right to participate in, and to the extent that Millipore so desires, to assume the defense thereof with counsel satisfactory to Millipore, provided, however, that Oxford shall have the right to retain its own counsel at its own expense. If Millipore assumes the defense thereof, Millipore shall have the sole right to control the defense and/or settlement or other disposition of any liability, and the indemnification provisions of Section 7.1 shall not apply to amounts paid in connection with any liability if such payments are made without the consent of Millipore. The failure to deliver prompt written notice to Millipore within a reasonable time after the commencement of any action which is the subject of indemnification under Section 7.1, if prejudicial to Millipore’s ability to defend such action, shall relieve Millipore of any liability to Oxford under Section 7.1. At Millipore’s request, Oxford and its directors, officers, employees and agents shall cooperate fully with Millipore and its legal representatives in the investigation of any liability covered by the indemnification provisions in section 7.1 and shall provide full information with respect thereto.

8.	COMPLIANCE WITH MEDICAL DEVICE LEGAL REQUIREMENTS

Oxford agrees to comply with all laws and regulations of any nation regulating the marketing and sale of medical devices, applicable to Oxford’s use and sale of the Products, and to assume full responsibility for the conduct of all product recalls. Millipore agrees to provide reasonable cooperation to Oxford’s regulatory compliance efforts with respect to the Products. Oxford agrees to indemnify Millipore for Oxford’s failure to comply with the provisions of this section.

9.	INTENTIONALLY LEFT BLANK.

10.	TERM AND TERMINATION

10.1	Term. This Agreement shall be effective commencing on the Effective Date and shall continue in full force and effect for a period of five (5) years (the “Term”). Thereafter, this Agreement may be extended by the mutual written agreement of the parties.

10.2	Termination. If either party defaults in the performance of any material agreement, condition or covenant of this Agreement, and such default shall not have been remedied, or steps to remedy the same shall not have been initiated to the non-defaulting party’s reasonable satisfaction within thirty (30) days after receipt by the defaulting party of a notice thereof from the non-defaulting party, the non-defaulting party may terminate this Agreement.

10.3	Status of Orders Upon Termination. Upon termination of this Agreement by Oxford, Oxford shall still be obligated to accept all Products ordered prior to the date of termination.

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11.	INSURANCE

11.1	Certificates of Insurance. During the Term of this Agreement, Millipore shall furnish Oxford with certificates of insurance evidencing the following coverage set forth in Section 11.2. Millipore shall endeavor to have its insurers (a) name Oxford an additional insured for all noted coverage (other than workers compensation) as its interests may appear and (b) provide thirty (30) days’ prior written notice to Oxford of cancellation or material modification of any coverage. Such policies shall be in a form and with carrier(s) consistent with a company of Millipore’s size and type.

11.2	Insurance Coverage. During the Term, Millipore shall maintain, at Millipore’s sole expense, the following kinds of insurance with minimum limits set forth below:

Kinds of Insurance	Minimum Limits
Workers Compensation	Statutory or qualified self- insurer status

Employers’ Liability accident/disease	[***] each

Commercial General Liability (incl. Products and Completed Operations Coverage)	[***] combined single limit per occurrence for bodily injury and property damage

Commercial Automobile limit per occurrence including bodily injury and property damage, hired automobile and non-ownership liability	[***] combined single

12.	MISCELLANEOUS

12.1	Independent Contractors. The parties to this Agreement are and shall remain independent contractors and nothing contained in this Agreement shall be construed to place the parties in the relationship of employer and employee, partners, principal and agent, or joint ventures. Neither party shall have the power to bind or obligate the other party nor shall either party hold itself out as having such authority.

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12.2	Publicity. Neither party shall make commitments or disbursements, incur obligations or place any advertising, public relations or promotional material for the other party and/or its affiliates, nor disseminate any material of any kind using the name of such other party and/or its affiliates or using their trademarks, without the prior written approval of an authorized representative of such other party.

12.3	Notices. All notices, consents, requests, demands and other communications required or permitted under this Agreement will be (a) in writing, (b) sent by messenger, certified or registered U.S. mail, a reliable express delivery service or facsimile (with a copy sent by one of the foregoing means), charges prepaid as applicable, to the appropriate address(es) or number(s) set forth below, and (c) deemed to have been given on the date of receipt by the addressee. All such communications shall be sent to the following addresses or numbers, or to such other addresses or numbers as any party may inform the other party by giving five business days’ prior written notice:

If to Millipore, to it at:	Millipore Corporation
290 Concord Road
Billerica, MA 01821
Attention: Jonathan DiVincenzo
Telephone: 978-715-1760
Facsimile: 978-715-1382

and:	Millipore (UK) Ltd.
Suites 3&5, Building 6
Croxley Green Business Park
Watford, Hetts WD18 8YH
United Kingdom
Attention: Debbie Brown
Telephone: +44 (0) 1923 813374
Facsimile: +44 (0) 1923 816128

With a copy to:	Millipore Corporation
Legal Department
290 Concord Road
Billerica, MA 01821
Attention: General Counsel
Facsimile: 978-715-1382

If to Oxford, to it at:	Oxford Immunotec Ltd,
94C Milton Park,
Abingdon,
Oxfordshire, OX14 4RY

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United Kingdom
Attention: Dr. Peter Wrighton-Smith
Telephone: +44 1235 442780
Facsimile: +44 1235 442781

12.4	Governing Law. This Agreement shall be construed and governed under and in accordance with the laws of the Commonwealth of Massachusetts without regard to the conflicts of laws provisions thereof.

12.5	Severability. If any provision of this Agreement or any portion or provision hereof applicable to any particular situation or circumstance is finally declared or found to be illegal, invalid or unenforceable by a court of competent jurisdiction, both parties shall be relieved of all obligations arising under such provision, but the remainder of this Agreement or the remainder of such provision and the application thereof to other situations or circumstances shall not be affected thereby.

12.6	Force Majeure. Each party hereto shall be excused from default or delay in the performance of its obligations hereunder (other than the obligation to make payments of money) if and to the extent that such default or delay is caused by an act of God, war, insurrection, civil commotion, riot, destruction of facilities or materials, fire, explosion, flood, earthquake or storm, labor disturbance, the laws or regulations or any government, regulatory or judicial authority, embargo, shortage of materials, failure of public utilities or common canrriers, and any other causes beyond the reasonable control of the applicable party (each, a “Force Majeure Event”). The party who declares a Force Majeure Event will give prompt notice to the other party of the occurrence of a Force Majeure Event. If the Force Majeure Event continues to prevent performance by the non-performing party for more than sixty (60) consecutive days, then the other party may terminate this Agreement immediately upon written notice.

12.7	Assignability. The terms of this Agreement shall bind Millipore and Oxford and their respective successors and assigns. Notwithstanding the foregoing, neither party to this Agreement may transfer, sell, assign, delegate, pledge or otherwise encumber any of its rights or obligations under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld, provided, however, that either party may assign this Agreement in connection with a merger, consolidation, or a sale or transfer of all or substantially all of the assets to which this Agreement relates.

12.8	Waiver. The failure of either party to take action as a result of a breach of this Agreement by the other party shall constitute neither a waiver of the particular breach involved nor a waiver of either party’s right to enforce any or all provisions of this Agreement through any remedy granted by law or this Agreement.

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12.9	Entire Understanding. This Agreement, including the Exhibits attached hereto, contains the entire understanding of the parties with respect to the subject matter contained herein, supersedes any prior or contemporaneous written or oral communications, statements or agreements between the parties relating thereto and may only be modified or altered in writing subject to the mutual agreement of the parties hereto.

12.10	Exhibits. The Exhibits hereto are hereby incorporated and made part of this Agreement. In the event of a conflict between any Exhibit and any provision of this Agreement, the latter shall control.

12.11	Titles and Headings. The titles and headings of each section and paragraph of this Agreement are for reference only and shall not affect the construction or interpretation of any provision of this Agreement

12.12	Survival. The respective obligations of the parties set forth in Sections 6.3 (Standard Warranty), 10.3 (Status of Orders Upon Termination), 12.2 (Publicity), 12.3 (Notices), 12.4 (Governing Law), 12.5 (Severability), 12.7 (Assignability), 12.8 (Waiver), 12.9 (Entire Understanding), 12.12 (Survival) and 12.13 (Third Party Beneficiaries) shall survive any termination, cancellation or expiration of this Agreement. The respective obligations of the parties set forth in Section 5 (Confidentiality) shall survive any termination, cancellation or expiration of this Agreement as set forth in Section 5.4.

12.13	Third Party Beneficiaries. This Agreement is for the benefit of the parties hereto and not for any other person except as may be specifically agreed to in writing by the parties.

12.14	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto, each by a duly authorized representative, have entered into this Agreement as of the date first set forth above.

OXFORD IMMUNOTEC		MILLIPORE CORPORATION

By:	/s/ Peter Wrighton-Smith	By:	/s/ Jonathan DiVincenzo

Name:	Peter Wrighton-Smith	Name:	Jonathan DiVincenzo

Title:	CEO	Title:	Corporate VP, Bioscience

Date:	18th March 2009	Date:	18 March 2009

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EXHIBIT A

[***]

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EXHIBIT B

£Matrix

Price Band	Forecasted Quantity				2009		2010		2011		2012		2013
	Equal to or More Than		Less Than
A	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

B	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

C	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

D	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

E	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

F	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

G	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

For the avoidance of doubt, the prices in this Exhibit B are stated on a per plate basis and are subject to Section 2.4 (Annual Price Adjustment) of the Agreement.